SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549


                                    Form 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 17, 2003

                         Huttig Building Products, Inc.
                         ------------------------------
             (Exact name of registrant as specified in its charter)


           Delaware                001-14982               43-0334550
           ----------------------------------------------------------
           (State or other         (Commission            (IRS Employer
            jurisdiction            File Number)        Identification No.)
            of incorporation)


         555 Maryville University Drive, Suite 240, St. Louis, MO 63141
         --------------------------------------------------------------
          (Address of principal executive offices)           (Zip Code)


        Registrant's telephone number, including area code (314) 216-2600

   Former name or former address, if changed since last report: Not Applicable
                                                                --------------






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Item 7. Financial Statements and Exhibits

        (c) Exhibits.

        99.1           Press release dated April 17, 2003.


Item 9. Regulation FD Disclosure

     The information contained in this report is furnished pursuant to Item 12, "Results of Operations and Financial Condition," under Item 9 of Form 8-K in accordance with interim guidance provided by the Securities and Exchange Commission in Release No. 34-47583.

     On April 17, 2003, Huttig Building Products, Inc. issued a press release setting forth its financial results for the first quarter of 2003. A copy of the press release is furnished herewith as Exhibit 99.1.




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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          Huttig Building Products, Inc.
                                          ----------------------------------
                                          (Registrant)

Date:  April 18, 2003                     /s/ Thomas S. McHugh
                                          ----------------------------------
                                          Thomas S. McHugh
                                          Vice President - Finance and
                                          Chief Financial Officer



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                                  EXHIBIT INDEX

Exhibit Number                     Description
--------------                     -----------

99.1                               Press release dated April 17, 2003.